TOTAL RESEARCH CORPORATION
                            1995 STOCK INCENTIVE PLAN

                 As Amended And Restated Effective June 18, 1998


1.       PURPOSE.
         -------

The purpose of the TOTAL RESEARCH CORPORATION 1995 STOCK INCENTIVE PLAN (the "Plan") is to enable Total Research Corporation (the "Company") to attract and retain the services of selected employees, officers, directors and other key contributors (including consultants and Non-Employee Directors) of the Company or any subsidiary of the Company. Moreover, the Company may, through the grant of non-qualified stock options to non-employee directors ("Non-Employee Directors") under a formula, attract and retain Non-Employee Directors and motivate such Non-Employee Directors to exercise their best efforts on behalf of the Company and any Related Corporation.

2.       DEFINITIONS.
         -----------

                 2.1 BOARD. The term "Board" shall mean the Board of Directors of the Company.

                 2.2 CODE. The term "Code" shall mean the Internal Revenue Code of 1986, as amended.

                 2.3 COMMITTEE. The term "Committee" shall mean the Company's Compensation Committee which shall consist of not less than two (2) directors of the Company and who shall be appointed by, and shall serve at the pleasure of, the Board. Each member of such Committee, while serving as such, shall be deemed to be acting in his or her capacity as a director of the Company. On and after the date the Company first registers equity securities under Section 12 of the Exchange Act, the Committee shall be subject to the following additional rules:

                           (a)  Each  member   of  the  Committee  shall  be  an
                  "outside  director"  within   the  meaning  of Treas. Reg. ss.
                  1.162-27(e)(3) or any successor thereto.

                           (b)  Each  member  of  the   Committee   shall  be  a
                  Non-Employee Director.

         Notwithstanding the foregoing, if the Committee does not consist solely of outside directors and two (2) or more Non-Employee Directors, each Option granted must be approved by the full Board.

                 2.4 COMPANY. The term "Company" shall mean TOTAL RESEARCH CORPORATION.

                 2.5 EXCHANGE ACT. The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                 2.6 FAIR MARKET VALUE. The term "Fair Market Value" shall mean the fair market value of the optioned shares of Common Stock and shall be arrived at by a good faith determination of the Committee and shall be:

                           (a) The mean  between the  highest and lowest  quoted
                  selling price, if there is a market for the Common Stock on a registered securities exchange or in an over the counter market, on the date of grant;

                           (b) The  weighted  average of the means  between  the
                  highest and lowest sales on the nearest date before and the nearest date after the date of grant, if there are no

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                  sales on the date of  grant  but  there   are  sales  on dates
                  within a reasonable period both before and after the date of grant;

                           (c) The mean  between  the bid and asked  prices,  as
                  reported by the National Quotation Bureau on the date of grant, if actual sales are not available during a reasonable period beginning before and ending after the date of grant;

                           (d) The closing selling price for the Common Stock on
                  a recognized securities exchange or over-the-counter exchange as of the date of grant; or

                           (e) Such  other  method of  determining  fair  market
                  value as shall be authorized by the Code, or the rules or regulations thereunder, and adopted by the Committee. Where the fair market value of the optioned shares of Common Stock is determined under (b) above, the average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant is to be weighted inversely by the respective numbers of trading days between the selling dates and the date of grant (i.e., the valuation date), in accordance with Treas. Reg. ss. 20.2031-2(b)(1).

                 2.7 INCENTIVE STOCK OPTION. The term "Incentive Stock Option" ("ISO") shall mean an Option which, at the time such Option is granted under the Plan, qualifies as an ISO within the meaning of section 422 of the Code and is designated as an ISO in the Option Agreement.

                 2.8 KEY EMPLOYEE. The term "Key Employee" shall mean officers and other key employees of the Company.

                 2.9 NON-EMPLOYEE DIRECTOR. The term "Non-Employee Director" shall mean a director who:

                           (a) Is not currently an officer (as defined in 17 CFR
                  240.16a-1(f)) of, or otherwise currently employed by, the Company or a parent or subsidiary of the Company within the meaning of 17 CFR 240.16b-3(b)(3),

                           (b) Does not receive compensation, either directly or
                  indirectly, from the Company or a parent or subsidiary of the Company within the meaning of 17 CFR 240.16b-3(b)(3) for services rendered as a consultant or in any other capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required under 17 CFR 229.404(a),

                           (c) Does not possess an interest in any other transaction for which disclosure would be required pursuant to 17 CFR 229.404(a), and

                           (d)   Is not engaged  in a business  relationship for
                  which   disclosure  would  be  required  pursuant  to  17  CFR
                  229.404(b).

                 2.10 NON-QUALIFIED STOCK OPTION. The term "Non-Qualified Stock Option" ("NQSO") shall mean an Option which, at the time such Option is granted, does not qualify as an ISO, and/or is designated as an NQSO in the Option Agreement.

                 2.11 OPTIONEE. The term "Optionee" shall mean an individual to whom an Option has been granted.

                 2.12 OPTIONS. The term "Options" shall mean Incentive Stock Options and Non-Qualified Stock Options.

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                 2.13 OPTION AGREEMENT.  The term  "Option Agreement" shall mean a written document evidencing the grant of an Option, as described in paragraph 7.

                 2.14 PLAN. The term "Plan" shall mean the TOTAL RESEARCH CORPORATION 1995 STOCK INCENTIVE PLAN, as set forth herein and as amended from time to time.

                 2.15 RELATED CORPORATION. The term "Related Corporation" shall mean either a corporate subsidiary of the Company, as defined in section 424(f) of the Internal Revenue Code of 1986, as amended ("Code"), or the corporate parent of the Company, as defined in section 424(e) of the Code.

3.       SHARES SUBJECT TO THE PLAN.
         --------------------------

Subject to adjustment, as provided below, the shares to be offered under the Plan shall consist of Common Stock of the Company, and the total number shares of Common Stock that may be issued under the Plan shall not exceed 2,000,000 shares. The shares issued under the Plan may be authorized and unissued shares or reacquired shares. If an Option or stock appreciation right granted under the Plan expires, terminates or is canceled, the unissued shares subject to such Option or stock appreciation right shall again be available under the Plan. If shares sold or awarded as a bonus under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan.

4.       EFFECTIVE DATE AND DURATION OF PLAN.
         -----------------------------------

 4.1 EFFECTIVE DATE. The Plan became effective as of April 16, 1996. The Plan as Amended and Restated herein became effective June 18, 1998.

 4.2 DURATION. The Plan shall continue in effect until all shares available for issuance under the Plan have been issued and all restrictions on such shares have lapsed. The Board of Directors may suspend or terminate the Plan at any time except with respect to Options and shares subject to restrictions then outstanding under the Plan. Termination shall not affect any outstanding Option, any right of the Company to repurchase shares or the forfeitability of shares issued under the Plan.

5.       ADMINISTRATION.
         --------------

The Plan shall be administered by a Committee as defined in subparagraph 2.3 (except that only the Board of Directors may amend or terminate the Plan as provided in paragraphs 4 and 17), or by the Board of Directors of the Company. The Committee shall have full authority, subject to the terms of the Plan, to select the employees to be granted ISOs and/or NQSOs under the Plan, to grant Options on behalf of the Company, to set the date of grant and the other terms of such Options, and to make such other awards as permitted under the Plan. The Committee may correct any defect, supply any omission and reconcile any inconsistency in this Plan and in any Option granted hereunder in the manner and to the extent it shall deem desirable. The Committee also shall have the authority to establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to amend, modify or rescind any such rules and regulations, and to make such determinations and interpretations under, or in connection with, the Plan, as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, its shareholders and all employees, and upon their respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

If the Plan is administered by the Board of Directors, all references to the Committee in the Plan shall mean and relate to the Board of Directors.

Notwithstanding the foregoing, the terms and conditions of grants of NQSOs to Non-Employee Directors are intended to be fixed in advance. Consequently, the grants of NQSOs to Non-Employee Directors shall


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be as set forth in  paragraph 11 and neither the  Committee  nor the Board shall have any discretionary authority with respect thereto.

No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option or award granted under it.

6.       TYPES OF AWARDS.
         ---------------

The Committee may, from time to time, take the following actions, separately or in combination, under the Plan: (i) grant Incentive Stock Options as provided in subparagraphs 7.1 and 7.2; (ii) grant Non-Qualified Stock Options as provided in subparagraphs 7.1 and 7.3; (iii) award stock bonuses as provided in paragraph 8;
(iv) sell shares subject to restrictions as provided in paragraph 9; and (v) grant stock appreciation rights as provided in paragraph 10. Any such awards may be made to employees, including employees who are officers or directors, directors, and to non-employees (including consultants) who the Committee believes have made or will make an important contribution to the Company or its subsidiaries. The Committee shall select the individuals to whom awards shall be made and shall specify the action taken with respect to each individual to whom an award is made. At the discretion of the Committee, an individual may be given an election to surrender an award in exchange for the grant of a new award.

7.       OPTION GRANTS.
         -------------

 7.1     GENERAL RULES RELATING TO OPTIONS.
         ---------------------------------

(a)      TERMS OF GRANT.
         --------------

         (i) The Committee may grant Options under the Plan. With respect to each Option grant, the Committee shall determine the number of shares subject to the Option, the Option price (which price shall be no less than the Fair Market Value of the shares of Common Stock subject to such Option on the date of grant), the period of the Option, the time or times at which the Option may be exercised and whether the Option is an ISO or an NQSO.

         (ii) Options may be granted under the Plan to purchase up to a maximum of 250,000 shares of the Company's Common Stock, subject to adjustment as hereinafter provided. Shares issuable under the Plan may be authorized but unissued shares or reacquired shares, and the Company may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable.

         (iii) If any Option granted under the Plan expires or otherwise terminates for any reason whatever (including, without limitation, the Optionee's surrender thereof) without having been exercised, the shares subject to the unexercised portion of such Option shall continue to be available for the granting of Options under the Plan as fully as if such shares had never been subject to an Option; provided, however, that (aa) if an Option is cancelled, the cancelled Option is counted against the maximum number of shares for which Options may be granted to a Key Employee, and (bb) if the Option price is reduced after the date of grant, the transaction is treated as a cancellation of an Option and the grant of a new Option for purposes of counting the maximum number of shares for which Options may be granted to a Key Employee.

(b)      EXERCISE OF OPTIONS.
         -------------------

         (i) Except as provided in subparagraph 7.1(d) or as determined by the Committee, no Option granted under the Plan may be exercised unless at the time of such exercise the Optionee is employed by or in the service of the Company or any subsidiary of the Company (except for consultants) and shall have been so employed or provided such service continuously since the date such Option was granted. Absence on leave or on account of illness or disability under rules established by the Committee shall not, however, be deemed an interruption of employment or service for this purpose. Except as provided in paragraphs 7.1(d) and 12, Options granted under


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         the Plan may be exercised  from time to time over the period  stated in each Option in such amounts and at such times as shall be prescribed by
         the  Committee,  provided  that Options shall  not  be   exercised  for
         fractional  shares.   Unless  otherwise determined  by  the  Committee,
         if the Optionee does not exercise an Option in any one year with respect to the full number of shares to which the Optionee is entitled in that year, the Optionee's rights shall be cumulative and the Optionee may purchase those shares in any subsequent year during the term of the Option.

         (ii) Options shall be exercisable in such installments and on such dates, not less than 6 months from the date of grant, as the Committee may specify, provided that:

                  (1) In the case of new Options granted to a Key Employee in replacement for options (whether granted under the Plan or otherwise) held by the Key Employee, the new Options may be made exercisable, if so determined by the Committee, in its discretion, at the earliest date the replaced options were exercisable, but not earlier than 6 months from the date of grant of the new Options; and

                  (2) The Committee may accelerate the exercise date of any outstanding Options (including, without limitation, the 6 month exercise date referred to in (1) above), in its discretion, if it deems such acceleration to be desirable.

(c) NONTRANSFERABILITY. Each ISO and, unless otherwise determined by the Committee, each other Option granted under the Plan by its terms shall be nonassignable and nontransferable by the Optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the Optionee's domicile at the time of death, and each Option by its terms shall be exercisable during the Optionee's lifetime only by the Optionee.

(d)      TERMINATION OF EMPLOYMENT OR SERVICE.
         ------------------------------------

         (i) GENERAL RULE. Unless otherwise determined by the Committee, in the event the employment or service of the Optionee with the Company or Related Corporation terminates for any reason other than because of physical disability or death as provided in subparagraphs 7.1(d)(ii) and (iii), the Option may be exercised at any time prior to the expiration date of the Option or the expiration of 3 months after the date of such termination, whichever is the shorter period, but only if and to the extent the Optionee was entitled to exercise the Option at the date of such termination.

         (ii) TERMINATION BECAUSE OF PHYSICAL DISABILITY. Unless otherwise determined by the Committee, in the event of the termination of employment or service because of physical disability (as that term is defined in Section 22(e)(3) of the Code), the Option may be exercised at any time prior to the expiration date of the Option or the expiration of 12 months after the date of such termination, whichever is the shorter period, but only if and to the extent the Optionee was entitled to exercise the Option at the date of such termination.

         (iii) TERMINATION BECAUSE OF DEATH. Unless otherwise determined by the Committee, in the event of the death of an Optionee while employed by or providing service to the Company or a Related Corporation, the Option may be exercised at any time prior to the expiration date of the Option or the expiration date of 12 months after the date of such death, whichever is the shorter period, but only if and to the extent the Optionee was entitled to exercise the Option at the date of such termination and only by the person or persons to whom such Optionee's rights under the Option shall pass by the Optionee's will or by the laws of descent and distribution of the state or country of domicile at the time of death.

         (iv) AMENDMENT OF EXERCISE PERIOD APPLICABLE TO TERMINATION. The Committee, at the time of grant or at any time thereafter, may extend the 3-month and 12-month exercise periods by any length of time not later than the original expiration date of the Option, and may increase the


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         portion  of  an  Option  that is exercisable, subject to such terms and conditions as the Committee may determine.

         (v) FAILURE TO EXERCISE OPTIONS. To the extent that the Option of any deceased Optionee or of any Optionee whose employment or service terminates is not exercised within the applicable period, all further rights to purchase shares pursuant to such Option shall cease and terminate.

(e)      PURCHASE OF SHARES.
         ------------------

         (i) Unless the Committee determines otherwise, shares may be acquired pursuant to an Option granted under the Plan only upon receipt by the Company of notice in writing from the Optionee of the Optionee's intention to exercise, specifying the number of shares as to which the Optionee desires to exercise the Option and the date on which the Optionee desires to complete the transaction, and, if required in order to comply with the Securities Act of 1933, as amended, containing a representation that it is the Optionee's present intention to acquire the shares for investment and not with a view to distribution, and any other information the Committee may request.

         (ii) Unless the Committee determines otherwise, on or before the date specified for completion of the purchase of shares pursuant to an Option, the Optionee must have paid the Company the full purchase price of such shares in cash (including, with the consent of the Committee, cash that may be the proceeds of a loan from the Company) or, with the consent of the Committee in whole or in part, in Common Stock of the Company valued at Fair Market Value. The Fair Market Value of Common Stock provided in payment of the purchase price shall be determined by the Committee pursuant to subparagraph 2.6. No shares shall be issued until full payment therefor has been made.

         (iii) Each Optionee who has exercised an Option shall immediately, upon notification of the amount due, if any, pay to the Company , in the manner provided in the Option Agreement or in (f) below, the amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If additional withholding is or becomes required beyond any amount deposited before delivery of the certificates, the Optionee shall pay such amount to the Company on demand. If the Optionee fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the Optionee, including salary, subject to applicable law.

         (iv) Upon the exercise of an Option, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon exercise of the Option, less the number of shares surrendered in payment of the Option exercise.

(f)      MANNER OF PAYMENT. The Option price shall be payable:
         -----------------

         (i) In cash or its equivalent;

         (ii) If the Committee, in its discretion, so provides in the Option Agreement (as hereinafter defined) or, in the case of Options which are not ISOs, if the Committee, in its discretion, so determines at or prior to the time of exercise, in whole or in part, in Company Common Stock previously acquired by the Optionee, provided that if such shares of Common Stock were acquired through the exercise of an ISO and are used to pay the Option price of an ISO, such shares have been held by the Optionee for a period of not less than the holding period described in section 422(a)(1) of the Code on the date of exercise, or if such shares of Common Stock were acquired through exercise of an NQSO or of an Option under a similar plan or through exercise of an ISO and are used to pay the Option price of an NQSO, such shares have been held by the Optionee for a period of more than six months on the date of exercise;



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         (iii) If the Committee,  in its  discretion,  so provides in the Option
         Agreement or, in the case of Options which are not ISOs, if the Committee, in its discretion, so determines at or prior to the time of exercise, in whole or in part, in Company Common Stock newly acquired by the Optionee upon exercise of such Option (which shall constitute a disqualifying disposition in the case of an Option which is an ISO);

         (iv) If the Committee, in its discretion, so provides in the Option Agreement or, in the case of Options which are not ISOs, if the Committee, in its discretion, so determines at or prior to the time of exercise, in any combination of (i), (ii) and (iii) above;

         (v) If the  Committee,  in its  discretion,  so  provides in the Option
         Agreement or, in the case of Options which are not ISOs, if the Committee, in its discretion, so determines at or prior to the time of exercise, by permitting the Optionee to deliver a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price of the Option.

         In the event such Option price is paid, in whole or in part, with shares of Common Stock, the portion of the Option price so paid shall be equal to the Fair Market Value on the date of exercise of the Option, of the Common Stock surrendered in payment of such Option price.

Any applicable federal, state and local withholding taxes may be paid by the Optionee, if the Committee, in its discretion, so provides in the Option Agreement or so determines at or prior to the time of exercise, in whole or in part, in Company Common Stock previously acquired by the Optionee.

 7.2 ISOS. ISOs shall be subject to the following additional terms and conditions:

(a) LIMITATION ON AMOUNT OF GRANTS. The aggregate Fair Market Value (determined as of the date the ISO is granted) of the Common Stock with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (under this Plan and any other ISO plan of the Company or a Related Corporation) shall not exceed one hundred thousand dollars ($100,000). Should it be determined that any ISO granted under the Plan inadvertently exceeds such maximum, such ISO grant shall be deemed to be a grant of an NQSO to the extent, but only to the extent, of such excess.

(b) LIMITATION ON GRANTS TO 10 PERCENT SHAREHOLDERS. An ISO may be granted under the Plan to an employee possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company only if the Option price is at least 110 percent of the Fair Market Value of the Common Stock subject to the Option on the date it is granted, as described in paragraph 7.2(d), and the Option by its terms is not exercisable after the expiration of five years from the date it is granted.

(c) DURATION OF ISOS. Subject to paragraphs 7.1(b) and 7.2(b), ISOs granted under the Plan shall continue in effect for the period fixed by the Committee, except that no ISO shall be exercisable after the expiration of five years from the date it is granted.

(d) ISO PRICE. The Option price per share for an ISO shall not be less than 100 percent of the Fair Market Value of the Common Stock covered by the ISO at the date the Option is granted, except as provided in paragraph 7.2(b). In the case of a more than ten percent (10%) shareholder as discussed in (b) above), the Fair Market Value of an ISO shall not be less than the greater of 110% of the Fair Market Value of the optioned shares of Common Stock, or the par value thereof, on the date the ISO is granted.

(e) LIMITATION ON TIME OF GRANT. No ISO shall be granted on or after the fifth anniversary of the effective date of the Plan.

 7.3 NQSOS. NQSOs shall be subject to the following additional terms and conditions:



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(a)       NQSO PRICE. The  Option  price  for  NQSOs  shall not be less than the greater of 100% of the Fair Market Value of the optioned shares of Common Stock, or the par value thereof, on the date the NQSO is granted.

(b) DURATION OF NQSOS. NQSOs granted under the Plan shall continue in effect for the period fixed by the Committee, but the term of each NQSO shall be not more than 10 years from the date of grant.

8.        STOCK BONUSES.
          -------------

The Committee may award shares under the Plan as stock bonuses. Shares awarded as a bonus shall be subject to the terms, conditions, and restrictions determined by the Committee. The restrictions may include restrictions concerning transferability and forfeiture of the shares awarded, together with such other restrictions as may be determined by the Committee. The Committee may require the recipient to sign an agreement as a condition of the award. The agreement may contain any terms, conditions, restrictions, representations and warranties required by the Committee. The certificates representing the shares awarded shall bear any legends required by the Committee. The Company may require any recipient of a stock bonus to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the recipient fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the recipient, including salary or fees for services, subject to applicable law. Upon the issuance of a stock bonus, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued.

9.        RESTRICTED STOCK.
          ----------------

The Committee may issue shares under the Plan for such consideration as determined by the Committee, which consideration may be less than the Fair Market Value of the Common Stock at the time of issuance. Shares issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Committee. The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Committee. All Common Stock issued pursuant to this paragraph 9 shall be subject to a purchase agreement, which shall be executed by the Company and the prospective recipient of the shares prior to the delivery of certificates representing such shares to the recipient. The purchase agreement may contain any terms, conditions, restrictions, representations and warranties required by the Committee. The certificates representing the shares shall bear any legends required by the Committee. The Company may require any purchaser of restricted stock to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the purchaser fails to pay the amount demanded, the Company may withhold that amount from other accounts payable by the Company to the purchaser, including salary, subject to applicable law. Upon the issuance of restricted stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued.

10.       STOCK APPRECIATION RIGHTS.
          --------------------------

 10.1 GRANT. Stock appreciation rights may be granted under the Plan by the Committee, subject to such rules, terms and conditions as the Committee prescribes.

 10.2     EXERCISE.

(a) Each stock appreciation right shall entitle the holder, upon exercise, to receive from the Company in exchange therefor an amount equal in value to the excess of the Fair Market Value on the date of exercise of one share of Common Stock of the Company over its Fair Market Value on the date of grant (or, in the case of a stock appreciation right granted in connection with an Option, the excess of the Fair Market Value of one share of Common Stock of the Company over the Option price per share under the Option to which the stock appreciation right relates), multiplied by the number of shares covered by the stock appreciation right or the Option, or portion thereof, that is surrendered. No stock appreciation right shall be exercisable at a time that the amount determined under this subparagraph is negative. Payment by



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

the Company upon exercise of a stock appreciation right may be made in Common Stock valued at Fair Market Value, in cash, or partly in Common Stock and partly in cash, all as determined by the Committee.

(b) A stock appreciation right shall be exercisable only at the time or times established by the Committee. If a stock appreciation right is granted in connection with an Option, the following rules shall apply: (1) the stock appreciation right shall be exercisable only to the extent and on the same conditions that the related Option could be exercised; (2) upon exercise of the stock appreciation right, the Option or portion thereof to which the stock appreciation right relates terminates; and (3) upon exercise of the Option, the related stock appreciation right of portion thereof terminates.

(c) The Committee may withdraw any stock appreciation right granted under the Plan at any time and may impose any conditions upon the exercise of a stock appreciation right or adopt rules and regulations from time to time affecting the rights of holders of stock appreciation rights. Such rules and regulations may govern the right to exercise stock appreciation rights granted prior to adoption or amendment of such rules and regulations as well as stock appreciation rights granted thereafter.

(d) For purposes of this paragraph 10, the Fair Market Value of the Common Stock shall be determined in accordance with subparagraph 2.6.

(e) No fractional shares shall be issued upon exercise of a stock appreciation right. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Committee shall determine, the number of shares may be rounded downward to the next whole share.

(f) Each holder of a stock appreciation right who has exercised a stock appreciation right shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the holder fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the holder, including salary, subject to applicable law. With the consent of the Committee, a holder may satisfy this obligation in whole or in part, by having the Company withhold from any shares to be issued upon the exercise that number of shares that would satisfy the withholding amount due or by delivering Common Stock to the Company to satisfy the withholding amount.

(g) Upon the exercise of a stock appreciation right for shares, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued, less the number of shares surrendered or withheld to satisfy withholding obligations. Cash payments of stock appreciation rights shall not reduce the number of shares of Common Stock reserved for issuance under the Plan.

11.       OPTION GRANTS TO NON-EMPLOYEE DIRECTORS.
          ---------------------------------------

 11.1 INITIAL NON-DISCRETIONARY GRANTS. Each person who is or becomes a Non-Employee Director after April 16, 1996 shall be automatically granted an NQSO to purchase 10,000 shares of Common Stock on the date he or she becomes a Non-Employee Director, as defined in subparagraph 2.9.

 11.2 EXERCISABILITY. All NQSOs granted pursuant to subparagraph 11.1 shall be exercisable according to the following schedule.



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

PERIOD OF NON-EMPLOYEE DIRECTOR'S
CONTINUOUS SERVICE AS A DIRECTOR
OF THE COMPANY FROM THE DATE THE            PORTION OF TOTAL OPTION
OPTION IS GRANTED                           WHICH IS EXERCISABLE
---------------------------                 --------------------
         Less than 12 months:                        0%

         After each 12 month                         33 1/3% plus 33 1/3%
         successive period:                          for each 12 months of
                                                     additional continuous
                                                     service, until fully
                                                     vested

 11.3 ANNUAL NON-DISCRETIONARY GRANTS TO CONTINUING NON-EMPLOYEE DIRECTORS. Each person who is or becomes a Continuing Non-Employee Director after April 16, 1996 shall automatically annually receive, on the day of the Company's regular annual meeting of its shareholders, a nondiscretionary grant of NQSOs to purchase up to 10,000 shares of the Company's Common Stock. A "Continuing Non-Employee Director" is a Non-Employee Director who continuously serves as a Non-Employee Director of the Company during a period of time which includes the date(s) upon which one or more annual shareholder meetings of the company are held.

 11.4 EXERCISABILITY. All NQSOs granted pursuant to subparagraph 11.3 above shall be immediately exercisable for 33 1/3% of the total number of shares covered by the Option (the "Option Shares"), and shall become exercisable as to an additional 2.778% of the Option Shares on the first day of each of the next following 24 months, until fully vested.

 11.5 EXERCISE PRICE. The exercise price of any NQSO granted pursuant to this paragraph 11 shall be equal to the Fair Market Value of the Common Stock as determined in accordance with the procedure set forth in paragraph 7.3(a).

 11.6 TERM OF OPTION. The terms of each NQSO granted pursuant to this paragraph 11 shall be five years from the date of grant.

 11.7 "COMPLETE MONTH". For all purposes of this paragraph 11, a complete month shall be deemed to be the period which starts on the day of grant and ends on the same day of the following calendar month, so that each successive "complete month" ends on the same day of each successive calendar month (or, in respect of any calendar month which does not include such a day, that "complete month" shall end on the first day of the next following calendar month).

 11.8 TERMINATION AS A DIRECTOR. If an Optionee ceases to be a director of the Company for any reason, including death, all NQSOs granted pursuant to this paragraph 11 may be exercised at any time prior to the expiration date of the NQSO or the expiration of 30 days (or 12 months in the event of death) after the last day the Optionee served as a director, whichever is the shorter period, but only if and to the extent the Optionee was entitled to exercise the NQSO as of the last day the Optionee served as a director.

 11.9 NONTRANSFERABILITY. Each NQSO granted pursuant to this paragraph 11 by its terms shall be nonassignable and nontransferable by the Optionee except by will or by the laws of descent and distribution of the state or country of the Optionee's domicile at the time of death .

 11.10 EXERCISE OF NQSOS. Any NQSO granted pursuant to this paragraph 11 may be exercised upon payment of cash or, in whole or in part, through the transfer of shares of Common Stock previously acquired by the Optionee, provided the Common Stock so transferred has been held by the Optionee for more than 12 months on the date of exercise.



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

12.      CHANGES IN CAPITAL STRUCTURE.
         ----------------------------

If the outstanding Common Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any recapitalization, reclassification, stock split, combination of shares or dividend payable in shares, appropriate adjustment shall be made by the Board of Directors in the number and kind of shares available for awards under the Plan. In addition, the Board of Directors shall make appropriate adjustment in the number and kind of shares as to which outstanding Options and stock appreciation rights, or portions thereof then unexercised, shall be exercisable, so that the Optionee's proportionate interest before and after the occurrence of the event is maintained. The Board of Directors may also require that any securities issued in respect of or exchanged for shares issued hereunder that are subject to restrictions be subject to similar restrictions. Notwithstanding the foregoing, the Board of Directors shall have no obligation to effect any adjustment that would or might result in the issuance or fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Board of Directors. Any such adjustments made by the Board of Directors shall be conclusive.

13.       EFFECT OF LIQUIDATION OR REORGANIZATION.
          ---------------------------------------

 13.1 CASH, STOCK OR OTHER PROPERTY FOR STOCK. Except as provided in paragraph 13.2, upon a merger, consolidation, acquisition of property or stock, reorganization or liquidation of the Company, as a result of which the stockholders of the Company receive cash, stock or other property in exchange for or in connection with their shares of Common Stock, any Option granted hereunder shall terminate, but the Optionee shall have the right during a 30-day period immediately prior to any such merger, consolidation acquisition of property or stock, reorganization or liquidation to exercise his or her Option in whole or in part whether or not the vesting requirements applicable to the Option have been satisfied at the discretion of the Committee.

 13.2 CONVERSION OF OPTIONS ON STOCK FOR STOCK EXCHANGE. If the stockholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger, consolidation, acquisition of property or stock, separation or reorganization, all Options granted hereunder shall be converted into Options to purchase shares of Exchange Stock unless the Committee, in its sole discretion, determines that any or all such Options granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead will terminate in accordance with the provisions of paragraph 13.1. The amount and price of converted options shall be determined by adjusting the amount and price of the Options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization.

14.       CORPORATE MERGERS, ACQUISITIONS, ETC.
          -------------------------------------

The Committee may also grant stock appreciation rights, stock bonuses and cash bonuses and issue restricted stock, and grant Options under the Plan having terms, conditions and provisions that vary from those specified in this Plan, provided that any such awards are granted in substitution for, or in connection with the assumption of, existing Options, stock appreciation rights, stock bonuses, and restricted stock granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company or a subsidiary is a party.



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

15.       AMENDMENT OF PLAN.
          -----------------

The Board of Directors may at any time, and from time to time, modify or amend the Plan in such respect as it shall deem advisable because of changes in the law while the Plan is in effect or for any other reason. Except as provided in paragraphs 7.1(d), 12 and 13, however, no change in an award already granted shall be made without the written consent of the holders of such award. The following amendments shall require shareholder approval (given in the manner set forth in paragraph 15(c) below):

(a)      With respect to ISOs, any amendment which would:

         (i) Change the class of employees eligible to participate in the Plan;

         (ii) Except as permitted under paragraph 15 hereof, increase the maximum number of shares of Common Stock with respect to which ISOs may be granted under the Plan; or

         (iii) Extend the duration of the Plan under paragraph 17 hereof with respect to any ISOs granted hereunder; and

(b)      With  respect  to  Options  which  are not ISOs,  any  amendment  which
would   require    shareholder    approval   pursuant   to   Treas.   Reg.   ss.
1.162-27(e)(4)(vi) or any successor thereto.

Notwithstanding the foregoing, no such suspension, discontinuance or amendment shall materially impair the rights of any holder of an outstanding Option without the consent of such holder.

(c)      Shareholder approval must meet the following requirements:

         (i) The approval of shareholders must be by a majority of the outstanding shares of Common Stock present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware; and

         (ii) The approval of shareholders must comply with all applicable provisions of the corporate charter, bylaws, and applicable state law prescribing the method and degree of shareholder approval required for the issuance of corporate stock or options.

16.      AMENDMENT OF OPTION AGREEMENT.
         -----------------------------

The Board of Directors may at any time modify or amend any Option Agreement issued under the Plan as it shall deem advisable because of changes in the law while the Plan is in effect or for any other reason. However, no change to an Option Agreement shall be made without the written consent of the Optionee.

17.      TERMINATION OF PLAN.
         -------------------

Unless earlier terminated as provided in the Plan, the Plan and all authority granted hereunder shall terminate absolutely at 12:00 midnight on April 15, 2006, which date is within ten (10) years after the date the Plan was adopted by the Board (or the date the Plan was approved by the shareholders of the Company, whichever is earlier), and no Options hereunder shall be granted thereafter. Nothing contained in this paragraph 17, however, shall terminate or affect the continued existence of rights created under Options issued hereunder and outstanding on April 15, 2006, which by their terms extend beyond such date.

18.      APPROVALS.
         ---------

The obligations of the Company under the Plan are subject to the approval of state and federal authorities or agencies with jurisdiction in the matter. The Company shall not be obligated to issue or deliver Common Stock under the Plan if such issuance or delivery would violate applicable state or federal securities laws.



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

19.      EMPLOYMENT AND SERVICE RIGHTS.
         -----------------------------

Nothing in the Plan or any award pursuant to the Plan shall: (a) confer upon any employee any right to be continued in the employment of the Company or any Related Corporation or interfere in any way with the right of the Company or any Related Corporation by whom such employee is employed to terminate such employee's employment at any time, for any reason, with or without cause, or to decrease such employee's compensation or benefits, or (b) confer upon any person engaged by the Company any right to be retained or employed by the company or to the continuation, extension, renewal, or modification of any compensation, contract, or arrangement with or by the Company.

20.      RIGHTS AS A SHAREHOLDER.
         -----------------------

The recipient of any award under the Plan shall have no rights as a shareholder with respect to any Common Stock until the date of issue to the recipient of a stock certificate for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

21.      LISTING AND REGISTRATION OF SHARES.
         ----------------------------------

Each Option or other award hereunder shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or other award or the purchase of shares thereunder, or that action by the Company or by the Key Employee should be taken in order to obtain an exemption from any such requirement, no such Option may be exercised or such award made, in whole or in part, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the Committee. Without limiting the generality of the foregoing, each Key Employee or his or her legal representative or beneficiary may also be required to give satisfactory assurance that shares purchased upon exercise of an Option are being purchased for investment and not with a view to distribution, and certificates representing such shares may be legended accordingly.


Date adopted by Board                                         February 17, 1996
Date Approved by Stockholders                                 April 16, 1996
Date  First Amended by the Shareholders                       May 13, 1997
 Date Last Amended by the Board of Directors                   June 18, 1998
 Date Last Amended by the Shareholders                        ________, 1998


                                     - 13 -